UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K





                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2004




                          Concord Communications, Inc.
               (Exact name of registrant as specified in charter)


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       Massachusetts                    0-23067                   04-2710876
       -------------                    -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


  400 Nickerson Road, Marlboro, Massachusetts                       01752
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    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                            -------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)


|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

On October 14, 2004, Concord Communications, Inc. (the "Company") announced that Robert E. Donahue has been appointed to the Company's Board of Directors, effective October 12, 2004. Mr. Donahue has also been appointed to the Audit Committee of the Board of Directors. The press release announcing the appointment of Mr. Donahue is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.       Description
99.1              Press Release dated October 14, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           Concord Communications, Inc.

                           By: /s/ Melissa H. Cruz
                               ------------------------------------------
Date: October 14, 2004         Melissa H. Cruz
                               Executive Vice President of Business
                               Services, Chief Financial Officer and Treasurer


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